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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                             MODTECH HOLDINGS, INC.
             (Except name of registrant as specified in its charter)


      DELAWARE                                                  33-0825386
(State of incorporation                                        (IRS Employer
   or organization)                                          Identification No.)


2830 BARRETT AVENUE, PERRIS, CALIFORNIA                            92571
(Address of principal executive offices)                         (Zip Code)

     If this form relates to the                If this form relates to the
     registration of a class of securities      registration of a class of securities
     pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
     Exchange Act and is effective              Exchange Act and is effective
     pursuant to General Instruction            pursuant to General Instruction
     A.(c), please check the following          A.(c), please check the following
     box.   [ ]                                 box. [X]

Securities Act registration statement file number to which this form relates:
333-66209

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                 Name of each exchange on which
     to be so registered                 each class is to be registered
     -------------------                 ------------------------------

           NONE                                        NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $0.01 PAR VALUE
                                (Title of class)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Information concerning the Registrant's Common Stock, $0.01 par value, is incorporated herein by reference to the section entitled "Holdings Capital Stock" contained in the preliminary prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 333-66209), filed with the Securities and Exchange Commission on October 27, 1998 (the "S-4 Registration Statement").

ITEM 2. EXHIBITS.

        1                Specimen Stock Certificate

        3.1*             Certificate of Incorporation of Modtech Holdings, Inc.

        3.2*             Bylaws of Modtech Holdings, Inc.

        4*               Registration Rights Agreement

* Incorporated herein by reference to the exhibits of the same number in the S-4 Registration Statement.


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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                MODTECH HOLDINGS, INC.


Dated: November 25, 1998                        By: /s/ EVAN M. GRUBER
                                                    ----------------------------
                                                    Evan M. Gruber,
                                                    Chief Executive Officer